UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event report): September 30, 2004

ARGON ST, INC.
(Exact Name of Registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

000-08193	38-1873250
(Commission File No.)	(I.R.S. Employer Identification No.)

12701 Fair Lakes Circle, Suite 800, Fairfax, Virginia 22033
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (703)322-0881

Sensytech, Inc.
(Former Name, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14-d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ARGON ST, INC. AND SUBSIDIARIES

EXPLANATORY NOTE

The purpose of this Amendment No. 1 to the Current Report on Form 8-K is to correctly state that the audit report referred to in Item 4.01 is for the fiscal years ended December 31, 2003 and 2002.

ITEM 4.01.    CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a) (1) On September 30, 2004, the Audit Committee of the Board of Directors of ARGON ST, Inc., formerly Sensytech (the “Registrant”) dismissed PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) and appointed Grant Thornton LLP (“Grant Thornton”) as the Independent Registered Public Accounting Firm for the Sensytech, Inc. 401(k) Profit-Sharing Plan.

The report of PricewaterhouseCoopers related to the financial statements of the Sensytech, Inc. 401(k) Profit-Sharing Plan, for the fiscal years ended December 31, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principle. During the fiscal years ended December 31, 2003 and 2002 and through September 30, 2004, there were no disagreements with PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers, would have caused them to make reference thereto in their reports on the financial statements for such years. During the fiscal years ended December 31, 2003 and 2002 and through September 30, 2004, there were no reportable events as defined in Item 304 (a) (1) (v) of Regulation S-K.

(b) (1) The Registrant provided a copy of the above disclosures to PricewaterhouseCoopers and requested that they provide a letter, addressed to the Securities and Exchange Commission, stating whether or not they agree with the above statements. That letter is filed herewith as Exhibit 16.3.

During the fiscal years ended December 31, 2003 and 2002 and through September 30, 2004, neither the Registrant nor anyone on its behalf consulted Grant Thornton regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s consolidated financial statements, and neither a written report nor oral advice was provided to the Registrant by Grant Thornton.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

Exhibit Number	Description

16.3	Letter of PricewaterhouseCoopers LLP regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report be signed on its behalf by the undersigned, thereunto duly authorized.

ARGON ST, Inc.

January 24, 2005	By:	/s/ Donald F. Fultz Donald F. Fultz Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

16.3	Letter of PricewaterhouseCoopers LLP regarding change in certifying accountant.